UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00005

LORD ABBETT AFFILIATED FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2017

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Affiliated Fund

For the fiscal year ended October 31, 2017

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Supplemental Information to Shareholders

Lord Abbett Affiliated Fund

Annual Report

For the fiscal year ended October 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Fund for the fiscal year ended October 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended October 31, 2017, the Fund returned 19.54%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 17.78% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 23.63% during the period while small cap stocks, as represented by the Russell 2000® Index,3 were up 27.85%. The major market-moving event during the period was the presidential election in November 2016, accompanied by Republicans maintaining control of both the House of Representatives and the Senate. The election results fueled expectations for increased infrastructure and defense spending, broad tax reform, and decreased regulations, which contributed to a strong U.S. market rally to finish 2016. In December 2016, the Federal Reserve (Fed) raised its target for short-term interest rates by 0.25%, to a range of 0.50% – 0.75%, and indicated that it was targeting three rate hikes in 2017. The Fed followed with 0.25% rate hikes at its March and June meetings to a 1% – 1.25% range. The U.S. economy continued to expand at a slow but steady pace during the trailing 12-month period, with domestic GDP growth ranging between

1.2% and 3.1% from the third quarter of 2016 to the third quarter of 2017. Despite a litany of geo-political and environmental events, U.S. and international markets continued their steady ascent throughout 2017, propelled by positive economic growth and sentiment.

Stock selection and a sector underweight to the energy sector, as well as stock selection within the industrials sector contributed positively to relative performance during the period. Within the energy sector, Valero Energy Corp., a fuel producer and refiner, contributed positively to relative performance. The company benefited from its disciplined strategy of improving returns on refining, growing its midstream segment, and returning cash to shareholders. Chevron Corp., an integrated energy and chemicals company, also contributed positively to relative performance. The company advanced, outperforming most of its peers, as the company’s position in the Permian basin boosted earnings and the company’s stock benefited from its shareholder return program.

Within the industrials sector, Boeing Co., a manufacturer of commercial jetliners, and defense, space, and security systems, contributed to relative performance. The company benefited from its robust order backlog, a favorable commercial productivity set-up, and increasing defense prospects, as the company generated strong cash flow and grew its dividend. An underweight position in General Electric, an industrial conglomerate, also contributed to relative performance. The company was hurt after its CEO resigned and new CEO John Flannery cut earnings guidance, labeled 2018 a “reset year”, and committed to a rethinking of the company’s entire business model.

Conversely, stock selection within the consumer discretionary sector, and a sector underweight in the financials sector, detracted from relative performance over the period. Within the consumer discretionary sector, Newell Brands, Inc., a consumer and commercial products manufacturer, detracted from relative performance. The company’s stock fell after the company reported disappointing third quarter 2017 earnings due to a weak back-to-school season and an inventory destocking in its appliance business. The company also lowered its full year earnings and sales outlook, and tempered top line expectations for the foreseeable future. Sports apparel retailer Foot Locker, Inc., also detracted from relative performance over the period. The company reported materially lower second quarter same store sales and guidance that was significantly below market expectations, which was due to limited availability of new products and lower sales of top styles.

Additionally, an underweight to the financials sector contributed negatively to relative performance as the sector outperformed the benchmark. The sector benefited from improved economic activity, market expectations for higher interest rates, and relaxed financial regulations.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of October 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000® Value Index and the Lipper Equity Income Funds Category Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2017

	1 Year	5 Years	10 Years	Life of Class
Class A4	12.64%	12.11%	4.19%	–
Class B5	13.67%	12.36%	4.24%	–
Class C6	17.62%	12.61%	4.09%	–
Class F7	19.66%	13.61%	5.02%	–
Class F3[8]	–	–	–	6.30%*
Class I9	19.74%	13.73%	5.12%	–
Class P9	19.48%	13.43%	4.77%	–
Class R2[7]	19.10%	13.06%	4.50%	–
Class R3[7]	19.20%	13.20%	4.61%	–
Class R4[10]	19.54%	–	–	10.13%
Class R5[10]	19.82%	–	–	10.41%
Class R6[10]	19.91%	–	–	10.49%
Class T11	–	–	–	0.63%*

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4 Total return, which is the percent change in net asset value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2017, is calculated using the SEC-required uniform method to compute such return.

5 Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7 Commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

8 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

9 Performance is at net asset value.

10 Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

11 Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.50% applicable to Class T shares, with all dividends and distributions reinvested for periods shown ended October 31, 2017, is calculated using the SEC required uniform method to compute such return. Class T shares commenced operations and performance for the Class began on July 28, 2017. Performance is at net asset value.

* Since Classes F3 and T shares have existed for less than one year, average annual returns are not provided.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 through October 31, 2017).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/17 – 10/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/17	10/31/17	5/1/17 – 10/31/17
Class A
Actual	$1,000.00	$1,056.60	$3.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52
Class B
Actual	$1,000.00	$1,052.30	$7.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.38
Class C
Actual	$1,000.00	$1,052.30	$7.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.32
Class F
Actual	$1,000.00	$1,056.80	$2.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80
Class F3
Actual	$1,000.00	$1,058.40	$2.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.30	$1.99
Class I
Actual	$1,000.00	$1,057.70	$2.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.94	$2.29
Class P
Actual	$1,000.00	$1,056.70	$3.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57
Class R2
Actual	$1,000.00	$1,054.60	$5.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.30
Class R3
Actual	$1,000.00	$1,055.50	$4.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.63
Class R4
Actual	$1,000.00	$1,056.30	$3.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52
Class R5
Actual	$1,000.00	$1,057.70	$2.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.99	$2.24
Class R6
Actual	$1,000.00	$1,058.40	$1.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.29	$1.94
Class T
Actual	$1,000.00	$1,032.40	$1.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.43	$1.60

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.69% for Class A, 1.45% for Class B, 1.44% for Class C, 0.55% for Class F, 0.39% for Class F3, 0.45% for Class I, 0.70% for Class P, 1.04% for Class R2, 0.91% for Class R3, 0.69% for Class R4, 0.44% for Class R5, 0.38% for Class R6 and 0.61% for Class T) multiplied by 184/365 (to reflect one-half year period for Classes A, B, C, F, F3, I, R2, R3, R4, R5 and R6) and multiplied by 95/365 (to reflect the period from July 28, 2017, commencement of operations, to October 31, 2017, for Class T).

Portfolio Holdings Presented by Sector

October 31, 2017

Sector*	%**
Consumer Discretionary	7.25%
Consumer Staples	11.58%
Energy	9.04%
Financials	19.37%
Health Care	10.37%
Industrials	11.77%
Information Technology	11.39%
Materials	5.62%
Real Estate	4.80%
Telecommunication Services	2.55%
Utilities	5.78%
Repurchase Agreement	0.48%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

October 31, 2017

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.60%

Aerospace & Defense 2.62%
Lockheed Martin Corp.	152,600	$47,025
Raytheon Co.	127,200	22,922
United Technologies Corp.	890,500	106,646
Total		176,593

Automobiles 1.49%
Ford Motor Co.	8,152,200	100,027

Banks 8.01%
Citizens Financial Group, Inc.	2,546,000	96,774
JPMorgan Chase & Co.	1,836,042	184,724
KeyCorp	4,786,200	87,348
PNC Financial Services Group, Inc. (The)	99,900	13,665
U.S. Bancorp	1,614,700	87,807
Wells Fargo & Co.	1,227,000	68,884
Total		539,202

Beverages 1.81%
Coca-Cola Co. (The)	892,200	41,023
Dr. Pepper Snapple Group, Inc.	667,700	57,195
PepsiCo, Inc.	212,800	23,457
Total		121,675

Biotechnology 1.98%
AbbVie, Inc.	889,500	80,278
Amgen, Inc.	301,000	52,741
Total		133,019

Building Products 1.15%
Johnson Controls International plc	1,862,900	77,105
Investments	Shares	Fair Value (000)
Capital Markets 3.40%
Ameriprise Financial, Inc.	238,200	$37,288
BlackRock, Inc.	87,700	41,292
Invesco Ltd.	1,910,400	68,373
Lazard Ltd. Class A	574,400	27,307
T. Rowe Price Group, Inc.	265,800	24,693
TD Ameritrade Holding Corp.	604,000	30,194
Total		229,147

Chemicals 4.22%
Celanese Corp. Series A	478,300	49,891
DowDuPont, Inc.	807,900	58,419
Eastman Chemical Co.	536,000	48,674
Huntsman Corp.	1,362,300	43,621
LyondellBasell Industries NV Class A	807,800	83,632
Total		284,237

Commercial Services & Supplies 0.50%
KAR Auction Services, Inc.	417,800	19,775
Pitney Bowes, Inc.	1,023,600	14,064
Total		33,839

Communications Equipment 1.80%
Cisco Systems, Inc.	3,553,600	121,355

Consumer Finance 1.60%
Capital One Financial Corp.	403,800	37,222
Discover Financial Services 1,060,900		70,582
Total		107,804

Containers & Packaging 1.41%
Avery Dennison Corp.	343,600	36,480
Packaging Corp. of America	499,600	58,089
Total		94,569

Diversified Consumer Services 0.64%
H&R Block, Inc.	1,736,300	42,956

8	See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2017

Investments	Shares	Fair Value (000)
Diversified Telecommunication Services 2.55%
AT&T, Inc.	3,020,349	$101,635
Verizon Communications, Inc.	1,467,451	70,247
Total		171,882

Electric: Utilities 3.92%
Duke Energy Corp.	594,739	52,521
Exelon Corp.	549,800	22,107
Great Plains Energy, Inc.	519,600	17,059
NextEra Energy, Inc.	117,300	18,190
PG&E Corp.	303,000	17,504
Pinnacle West Capital Corp.	383,700	33,654
PPL Corp.	1,912,800	71,845
Xcel Energy, Inc.	627,600	31,079
Total		263,959

Electrical Equipment 1.20%
Eaton Corp. plc	444,900	35,601
Rockwell Automation, Inc.	225,900	45,365
Total		80,966

Energy Equipment & Services 1.39%
Schlumberger Ltd.	1,458,200	93,325

Equity Real Estate Investment Trusts 4.80%
Apartment Investment & Management Co. Class A	591,600	26,019
AvalonBay Communities, Inc.	219,150	39,739
Duke Realty Corp.	1,458,900	41,550
GGP, Inc.	2,084,900	40,572
Host Hotels & Resorts, Inc.	1,330,900	26,032
Lamar Advertising Co. Class A	248,600	17,511
SL Green Realty Corp.	276,300	26,436
Starwood Property Trust, Inc.	1,355,800	29,163
UDR, Inc.	815,700	31,641
Ventas, Inc.	401,900	25,219
Welltower, Inc.	285,700	19,131
Total		323,013
Investments	Shares	Fair Value (000)
Food & Staples Retailing 3.72%
CVS Health Corp.	616,100	$42,221
Kroger Co. (The)	659,300	13,648
Sysco Corp.	494,000	27,476
Wal-Mart Stores, Inc.	1,025,700	89,554
Walgreens Boots Alliance, Inc.	1,173,200	77,748
Total		250,647

Food Products 2.30%
Archer-Daniels-Midland Co.	935,000	38,213
Kellogg Co.	386,200	24,149
Kraft Heinz Co. (The)	1,002,400	77,516
Pinnacle Foods, Inc.	273,500	14,884
Total		154,762

Health Care Equipment & Supplies 1.97%
Abbott Laboratories	1,094,600	59,360
Medtronic plc (Ireland)(a)	913,100	73,523
Total		132,883

Health Care Providers & Services 0.94%
Cardinal Health, Inc.	767,700	47,521
UnitedHealth Group, Inc.	75,500	15,871
Total		63,392

Hotels, Restaurants & Leisure 1.45%
Carnival Corp.	733,900	48,724
Extended Stay America, Inc. Unit	598,700	11,866
McDonald’s Corp.	220,700	36,837
Total		97,427

Household Durables 1.08%
Newell Brands, Inc.	1,404,100	57,259
Tupperware Brands Corp.	260,600	15,310
Total		72,569

Household Products 2.47%
Clorox Co. (The)	159,900	20,232
Kimberly-Clark Corp.	582,900	65,582
Procter & Gamble Co. (The)	928,800	80,193
Total		166,007

See Notes to Financial Statements.	9

Schedule of Investments (continued)

October 31, 2017

		Fair
		Value
Investments	Shares	(000)
Industrial Conglomerates 0.85%
General Electric Co.	1,101,755	$22,211
Honeywell International, Inc.	240,800	34,714
Total		56,925

Information Technology Services 1.45%
International Business Machines Corp.	631,550	97,297

Insurance 6.37%
Allstate Corp. (The)	1,017,700	95,521
Arthur J Gallagher & Co.	450,500	28,530
Hartford Financial Services Group, Inc. (The)	1,203,900	66,275
Lincoln National Corp.	472,000	35,768
Marsh & McLennan Cos., Inc.	387,500	31,360
Prudential Financial, Inc.	973,300	107,511
XL Group Ltd.	1,580,200	63,951
Total		428,916

Machinery 2.86%
Caterpillar, Inc.	235,500	31,981
Cummins, Inc.	274,500	48,553
Deere & Co.	302,300	40,170
Dover Corp.	409,000	39,055
Pentair plc (United Kingdom)(a)	464,400	32,722
Total		192,481

Multi-Line Retail 0.42%
Target Corp.	481,200	28,410

Multi-Utilities 1.86%
Dominion Energy, Inc.	461,500	37,446
SCANA Corp.	407,200	17,566
Sempra Energy	597,700	70,230
Total		125,242
Investments	Shares	Fair Value (000)
Oil, Gas & Consumable Fuels 7.66%
Chevron Corp.	1,887,732	$218,769
ConocoPhillips	1,811,200	92,643
Exxon Mobil Corp.	406,800	33,907
Kinder Morgan, Inc.	2,082,000	37,705
Valero Energy Corp.	1,331,450	105,038
Williams Cos., Inc. (The)	965,000	27,503
Total		515,565

Pharmaceuticals 5.49%
Bristol-Myers Squibb Co.	577,300	35,596
Johnson & Johnson	598,100	83,381
Merck & Co., Inc.	962,900	53,046
Pfizer, Inc.	5,633,300	197,504
Total		369,527

Professional Services 1.00%
ManpowerGroup, Inc.	263,400	32,472
Robert Half International, Inc.	671,200	34,748
Total		67,220

Road & Rail 1.60%
Union Pacific Corp.	931,600	107,870

Semiconductors & Semiconductor Equipment 5.39%
Applied Materials, Inc.	658,800	37,176
Intel Corp.	3,837,700	174,577
Microchip Technology, Inc.	582,800	55,249
QUALCOMM, Inc.	1,881,900	95,996
Total		362,998

Software 0.69%
Microsoft Corp.	561,200	46,681

Specialty Retail 2.18%
Lowe’s Cos., Inc.	1,157,400	92,534
TJX Cos., Inc. (The)	357,800	24,974
Tractor Supply Co.	487,400	29,371
Total		146,879

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

October 31, 2017

Investments	Shares	Fair Value (000)
Technology Hardware, Storage & Peripherals 2.07%
Apple, Inc.	302,225	$51,088
HP, Inc.	1,754,300	37,805
NetApp, Inc.	693,300	30,796
Western Digital Corp.	218,400	19,497
Total		139,186

Tobacco 1.29%
Altria Group, Inc.	257,900	16,563
Philip Morris International, Inc.	669,900	70,098
Total		86,661
Total Common Stocks (cost $6,213,541,575)		6,704,218
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.48%

Repurchase Agreement
Repurchase Agreement dated 10/31/2017, 0.12% due 11/1/2017 with Fixed Income Clearing Corp. collateralized by $27,790,000 of U.S. Treasury Bond at 3.75% due 11/15/2043; value: $32,914,143; proceeds: $32,266,664 (cost $32,266,556)	$32,267	$32,267
Total Investments in Securities 100.08% (cost $6,245,808,131)		6,736,485
Liabilities in Excess of Other Assets(b) (0.08)%		(5,133)
Net Assets 100.00%		$6,731,352

Unit	More than one class of securities traded together.
(a)	Foreign security traded in U.S. dollars.
(b)	Liabilities in Excess of Other Assets include net unrealized appreciation on futures contracts as follows:

Open Futures Contracts at October 31, 2017:

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Appreciation
E-Mini S&P 500 Index	December 2017	208	Long	$25,886,362	$26,756,080	$869,718

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$6,704,218	$–	$–	$6,704,218
Repurchase Agreement	–	32,267	–	32,267
Total	$6,704,218	$32,267	$–	$6,736,485
Other Financial Instruments
Futures Contracts
Assets	$870	$–	$–	$870
Liabilities	–	–	–	–
Total	$870	$–	$–	$870

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2017.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

October 31, 2017

ASSETS:
Investments in securities, at fair value (cost $6,245,808,131)	$6,736,485,270
Deposits with brokers for futures collateral	936,000
Receivables:
Investment securities sold	6,229,055
Interest and dividends	9,061,427
Capital shares sold	2,858,202
Variation margin for future contracts	45,763
Prepaid expenses and other assets	92,535
Total assets	6,755,708,252
LIABILITIES:
Payables:
Investment securities purchased	7,852,724
Capital shares reacquired	4,762,647
12b-1 distribution plan	5,345,472
Directors’ fees	3,378,406
Management fee	1,801,827
Fund administration	229,486
Accrued expenses	986,106
Total liabilities	24,356,668
NET ASSETS	$6,731,351,584
COMPOSITION OF NET ASSETS:
Paid-in capital	$5,632,238,995
Undistributed net investment income	3,928,018
Accumulated net realized gain on investments and futures contracts	603,637,714
Net unrealized appreciation on investments	491,546,857
Net Assets	$6,731,351,584

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

October 31, 2017

Net assets by class:
Class A Shares	$5,774,834,760
Class B Shares	$5,353,012
Class C Shares	$334,809,064
Class F Shares	$362,708,059
Class F3 Shares	$90,582,387
Class I Shares	$68,196,798
Class P Shares	$17,375,051
Class R2 Shares	$1,750,704
Class R3 Shares	$46,657,521
Class R4 Shares	$5,220,021
Class R5 Shares	$17,794
Class R6 Shares	$23,836,089
Class T Shares	$10,324
Outstanding shares by class:
Class A Shares (2.9 billion shares of common stock authorized, $.001 par value)	346,929,655
Class B Shares (300 million shares of common stock authorized, $.001 par value)	318,152
Class C Shares (300 million shares of common stock authorized, $.001 par value)	20,111,954
Class F Shares (300 million shares of common stock authorized, $.001 par value)	21,792,319
Class F3 Shares (300 million shares of common stock authorized, $.001 par value)	5,412,738
Class I Shares (300 million shares of common stock authorized, $.001 par value)	4,081,363
Class P Shares (200 million shares of common stock authorized, $.001 par value)	1,045,515
Class R2 Shares (300 million shares of common stock authorized, $.001 par value)	105,172
Class R3 Shares (300 million shares of common stock authorized, $.001 par value)	2,806,087
Class R4 Shares (300 million shares of common stock authorized, $.001 par value)	313,907
Class R5 Shares (300 million shares of common stock authorized, $.001 par value)	1,064
Class R6 Shares (300 million shares of common stock authorized, $.001 par value)	1,424,096
Class T Shares (300 million shares of common stock authorized, $.001 par value)	620
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$16.65
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$17.67
Class B Shares-Net asset value	$16.83
Class C Shares-Net asset value	$16.65
Class F Shares-Net asset value	$16.64
Class F3 Shares-Net asset value	$16.74
Class I Shares-Net asset value	$16.71
Class P Shares-Net asset value	$16.62
Class R2 Shares-Net asset value	$16.65
Class R3 Shares-Net asset value	$16.63
Class R4 Shares-Net asset value	$16.63
Class R5 Shares-Net asset value	$16.72
Class R6 Shares-Net asset value	$16.74
Class T Shares-Net asset value	$16.65
Class T Shares-Maximum offering price (Net asset value plus sales charge of 2.50%)	$17.08

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended October 31, 2017

Investment income:
Dividends	$194,804,788
Interest and other	34,629
Interest earned from Interfund Lending (See Note 11)	1,238
Total investment income	194,840,655
Expenses:
Management fee	20,705,620
12b-1 distribution plan-Class A	14,043,836
12b-1 distribution plan-Class B	140,735
12b-1 distribution plan-Class C	3,713,399
12b-1 distribution plan-Class F	319,298
12b-1 distribution plan-Class P	48,407
12b-1 distribution plan-Class R2	6,071
12b-1 distribution plan-Class R3	239,189
12b-1 distribution plan-Class R4	5,314
12b-1 distribution plan-Class T	7
Shareholder servicing	5,476,327
Fund administration	2,634,083
Reports to shareholders	353,712
Registration	228,643
Directors’ fees	205,377
Custody	160,090
Professional	150,669
Subsidy (See Note 3)	35,690
Other	180,585
Gross expenses	48,647,052
Expense reductions (See Note 9)	(71,344)
Net expenses	48,575,708
Net investment income	146,264,947
Net realized and unrealized gain:
Net realized gain on investments	614,430,532
Net realized gain on futures contracts	4,515,753
Net change in unrealized appreciation on investments	387,903,875
Net change in unrealized appreciation on futures contracts	1,391,100
Net realized and unrealized gain	1,008,241,260
Net Increase in Net Assets Resulting From Operations	$1,154,506,207

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income	$146,264,947	$152,406,601
Net realized gain on investments and futures contracts	618,946,285	333,660,765
Net change in unrealized appreciation/depreciation on investments and futures contracts	389,294,975	(144,323,397)
Net increase in net assets resulting from operations	1,154,506,207	341,743,969
Distributions to shareholders from:
Net investment income
Class A	(132,844,836)	(130,750,669)
Class B	(182,185)	(479,856)
Class C	(5,793,726)	(6,593,883)
Class F	(8,263,918)	(4,123,756)
Class F3	(3,401)	–
Class I	(2,641,321)	(3,500,021)
Class P	(448,689)	(491,509)
Class R2	(20,335)	(11,743)
Class R3	(1,052,995)	(1,135,992)
Class R4	(53,701)	(342)
Class R5	(381)	(268)
Class R6	(242,425)	(320)
Class T	(58)	–
Net realized gain
Class A	(288,054,307)	(410,982,543)
Class B	(1,195,100)	(3,015,511)
Class C	(20,548,624)	(30,475,195)
Class F	(10,733,807)	(11,333,809)
Class I	(7,375,239)	(9,543,446)
Class P	(1,062,384)	(1,607,383)
Class R2	(26,129)	(45,579)
Class R3	(2,848,863)	(3,905,225)
Class R4	(6,351)	(723)
Class R5	(570)	(721)
Class R6	(977)	(721)
Total distributions to shareholders	(483,400,322)	(617,999,215)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	1,006,066,402	308,697,208
Reinvestment of distributions	437,793,893	559,430,197
Cost of shares reacquired	(1,535,555,564)	(936,219,690)
Net decrease in net assets resulting from capital share transactions	(91,695,269)	(68,092,285)
Net increase (decrease) in net assets	579,410,616	(344,347,531)
NET ASSETS:
Beginning of year	$6,151,940,968	$6,496,288,499
End of year	$6,731,351,584	$6,151,940,968
Undistributed net investment income	$3,928,018	$9,190,788

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2017	$15.03	$0.36	$2.45	$2.81	$(0.37)	$(0.82)	$(1.19)
10/31/2016	15.70	0.37	0.46	0.83	(0.35)	(1.15)	(1.50)
10/31/2015	16.65	0.36	(0.15)	0.21	(0.36)	(0.80)	(1.16)
10/31/2014	14.94	0.36	1.72	2.08	(0.37)	–	(0.37)
10/31/2013	11.82	0.23	3.12	3.35	(0.23)	–	(0.23)
Class B
10/31/2017	15.14	0.26	2.46	2.72	(0.21)	(0.82)	(1.03)
10/31/2016	15.79	0.26	0.47	0.73	(0.23)	(1.15)	(1.38)
10/31/2015	16.73	0.24	(0.15)	0.09	(0.23)	(0.80)	(1.03)
10/31/2014	15.00	0.24	1.74	1.98	(0.25)	–	(0.25)
10/31/2013	11.87	0.14	3.12	3.26	(0.13)	–	(0.13)
Class C
10/31/2017	15.03	0.24	2.45	2.69	(0.25)	(0.82)	(1.07)
10/31/2016	15.70	0.26	0.46	0.72	(0.24)	(1.15)	(1.39)
10/31/2015	16.64	0.24	(0.14)	0.10	(0.24)	(0.80)	(1.04)
10/31/2014	14.94	0.24	1.71	1.95	(0.25)	–	(0.25)
10/31/2013	11.82	0.14	3.12	3.26	(0.14)	–	(0.14)
Class F
10/31/2017	15.03	0.38	2.45	2.83	(0.40)	(0.82)	(1.22)
10/31/2016	15.70	0.39	0.47	0.86	(0.38)	(1.15)	(1.53)
10/31/2015	16.65	0.38	(0.14)	0.24	(0.39)	(0.80)	(1.19)
10/31/2014	14.94	0.38	1.73	2.11	(0.40)	–	(0.40)
10/31/2013	11.83	0.26	3.11	3.37	(0.26)	–	(0.26)
Class F3
4/4/2017 to 10/31/2017(c)	15.94	0.11	0.89	1.00	(0.20)	–	(0.20)
Class I
10/31/2017	15.09	0.41	2.44	2.85	(0.41)	(0.82)	(1.23)
10/31/2016	15.75	0.40	0.48	0.88	(0.39)	(1.15)	(1.54)
10/31/2015	16.70	0.41	(0.16)	0.25	(0.40)	(0.80)	(1.20)
10/31/2014	14.99	0.39	1.73	2.12	(0.41)	–	(0.41)
10/31/2013	11.86	0.27	3.14	3.41	(0.28)	–	(0.28)
Class P
10/31/2017	15.01	0.36	2.44	2.80	(0.37)	(0.82)	(1.19)
10/31/2016	15.68	0.37	0.46	0.83	(0.35)	(1.15)	(1.50)
10/31/2015	16.62	0.36	(0.14)	0.22	(0.36)	(0.80)	(1.16)
10/31/2014	14.91	0.36	1.71	2.07	(0.36)	–	(0.36)
10/31/2013	11.80	0.23	3.11	3.34	(0.23)	–	(0.23)
Class R2
10/31/2017	15.04	0.29	2.46	2.75	(0.32)	(0.82)	(1.14)
10/31/2016	15.71	0.32	0.46	0.78	(0.30)	(1.15)	(1.45)
10/31/2015	16.61	0.31	(0.14)	0.17	(0.27)	(0.80)	(1.07)
10/31/2014	14.91	0.30	1.72	2.02	(0.32)	–	(0.32)
10/31/2013	11.80	0.19	3.12	3.31	(0.20)	–	(0.20)

16	See Notes to Financial Statements.

			Ratios to average net assets:				Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net invest- ment income (%)		Net assets end of period (000)	Portfolio turnover rate (%)

$16.65	19.54		0.70		2.26		$5,774,835	69
15.03	5.81		0.74		2.51		5,347,367	73
15.70	1.26		0.74		2.22		5,663,305	66
16.65	14.08		0.74		2.25		6,079,217	81
14.94	28.59		0.84		1.70		6,051,139	93

16.83	18.67		1.46		1.61		5,353	69
15.14	5.03		1.49		1.79		23,250	73
15.79	0.48		1.49		1.48		42,980	66
16.73	13.25		1.49		1.51		69,337	81
15.00	27.64		1.50		1.06		91,394	93

16.65	18.62		1.45		1.53		334,809	69
15.03	5.03		1.48		1.77		382,356	73
15.70	0.55		1.49		1.48		422,766	66
16.64	13.17		1.48		1.50		459,439	81
14.94	27.76		1.49		1.05		449,259	93

16.64	19.66		0.55		2.36		362,708	69
15.03	5.97		0.59		2.66		188,161	73
15.70	1.42		0.59		2.37		156,842	66
16.65	14.25		0.59		2.36		152,988	81
14.94	28.80		0.60		1.94		112,933	93

16.74	6.30	(d)	0.38	(e)	1.15	(e)	90,582	69

16.71	19.74		0.46		2.56		68,197	69
15.09	6.12		0.49		2.76		137,838	73
15.75	1.51		0.49		2.52		131,435	66
16.70	14.31		0.49		2.48		268,873	81
14.99	29.03		0.50		2.07		239,652	93

16.62	19.48		0.71		2.27		17,375	69
15.01	5.81		0.74		2.52		19,648	73
15.68	1.31		0.74		2.22		22,407	66
16.62	14.02		0.74		2.32		28,397	81
14.91	28.58		0.81		1.74		83,364	93

16.65	19.10		1.05		1.81		1,751	69
15.04	5.41		1.09		2.17		480	73
15.71	0.99		1.09		1.90		624	66
16.61	13.65		1.09		1.88		718	81
14.91	28.23		1.10		1.43		593	93

See Notes to Financial Statements.	17

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2017	$15.02	$0.32	$2.44	$2.76	$(0.33)	$(0.82)	$(1.15)
10/31/2016	15.69	0.33	0.47	0.80	(0.32)	(1.15)	(1.47)
10/31/2015	16.63	0.32	(0.13)	0.19	(0.33)	(0.80)	(1.13)
10/31/2014	14.93	0.32	1.72	2.04	(0.34)	–	(0.34)
10/31/2013	11.81	0.21	3.12	3.33	(0.21)	–	(0.21)
Class R4
10/31/2017	15.03	0.33	2.48	2.81	(0.39)	(0.82)	(1.21)
10/31/2016	15.70	0.36	0.47	0.83	(0.35)	(1.15)	(1.50)
6/30/2015 to 10/31/2015(f)	15.95	0.12	(0.28)	(0.16)	(0.09)	–	(0.09)
Class R5
10/31/2017	15.09	0.40	2.46	2.86	(0.41)	(0.82)	(1.23)
10/31/2016	15.75	0.40	0.48	0.88	(0.39)	(1.15)	(1.54)
6/30/2015 to 10/31/2015(f)	16.00	0.13	(0.28)	(0.15)	(0.10)	–	(0.10)
Class R6
10/31/2017	15.10	0.38	2.50	2.88	(0.42)	(0.82)	(1.24)
10/31/2016	15.76	0.42	0.47	0.89	(0.40)	(1.15)	(1.55)
6/30/2015 to 10/31/2015(f)	16.00	0.14	(0.28)	(0.14)	(0.10)	–	(0.10)
Class T
7/28/2017 to 10/31/2017(g)	16.22	0.09	0.43	0.52	(0.09)	–	(0.09)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.
(g)	Commenced on July 28, 2017.

18	See Notes to Financial Statements.

			Ratios to average net assets:				Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net invest- ment income (%)		Net assets end of period (000)	Portfolio turnover rate (%)

$16.63	19.20		0.93		2.04		$46,658	69
15.02	5.57		0.97		2.28		52,793	73
15.69	1.09		0.98		1.99		55,901	66
16.63	13.75		0.98		2.00		55,545	81
14.93	28.43		0.99		1.55		51,455	93

16.63	19.54		0.69		2.01		5,220	69
15.03	5.82		0.72		2.46		19	73
15.70	(0.95	)(d)	0.72	(e)	2.25	(e)	10	66

16.72	19.82		0.44		2.48		18	69
15.09	6.13		0.47		2.77		11	73
15.75	(0.88	)(d)	0.47	(e)	2.50	(e)	10	66

16.74	19.91		0.39		2.32		23,836	69
15.10	6.17		0.37		2.87		18	73
15.76	(0.82	)(d)	0.38	(e)	2.59	(e)	10	66

16.65	3.24	(d)	0.61	(e)	2.13	(e)	10	69

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

The Fund has thirteen active classes of shares: Class A, B, C, F, F3, I, P, R2, R3, R4, R5, R6 and T, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A and T shares. There is no front-end sales charge in the case of Class B, C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus. Class F3 shares commenced on April 4, 2017 and Class T commenced on July 28, 2017.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation-Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they

Notes to Financial Statements (continued)

are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2014 through October 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3, R4 and T shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of

Notes to Financial Statements (continued)

the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of October 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.50%
Next $300 million	.40%
Next $200 million	.375%
Next $200 million	.35%
Over $900 million	.30%

For the year ended October 31, 2017, the effective management fee paid to Lord Abbett was at an annualized rate of .31% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3, R4 and T shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class B	Class C	Class F(2)	Class P	Class R2	Class R3	Class R4	Class T
Service	.25%	(1)	.25%	.25%	–	.25%	.25%	.25%	.25%	.25%
Distribution	–		.75%	.75%	.10%	.20%	.35%	.25%	–	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.
(2)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Commissions

The Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2017:

Distributor Commissions	Dealers’ Concessions
$660,900	$3,580,863

Notes to Financial Statements (continued)

The Distributor received CDSCs of $39,239 and $23,196 for Class A and Class C shares, respectively, for the fiscal year ended October 31, 2017.

Other Related Parties

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees, fund administration fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities. Effective January 1, 2017, the Board approved the discontinuation of the Servicing Arrangement with the Fund of Funds managed by Lord Abbett. As a result, each Fund of Funds will bear its expenses fully, and each of the Underlying Funds will no longer pay a portion of Fund of Funds expenses.

As of October 31, 2017, the percentages of the Fund’s outstanding shares owned by Lord Abbett Multi-Asset Growth Fund was .75%.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	Year Ended 10/31/2017	Year Ended 10/31/2016
Distributions paid from:
Ordinary income	$185,838,297	$239,142,723
Net long-term capital gains	297,562,025	378,856,492
Total distributions paid	$483,400,322	$617,999,215

Subsequent to the Fund’s fiscal year ended October 31, 2017, short-term capital gain and a long-term capital gain distributions of approximately $259,427,000 and $360,447,000, respectively, were paid on November 21, 2017 to shareholders of record on November 20, 2017.

Notes to Financial Statements (continued)

As of October 31, 2017, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income–net	$266,733,309
Undistributed long-term capital gains	360,412,853
Total undistributed earnings	627,146,162
Temporary differences	(3,378,406)
Unrealized gains–net	475,344,833
Total accumulated gains–net	$1,099,112,589

As of October 31, 2017, the aggregate unrealized security gains and losses based on investments and other financial instruments for U.S. federal income tax purposes were as follows:

Tax cost	$6,262,010,155
Gross unrealized gain	745,092,273
Gross unrealized loss	(269,747,440)
Net unrealized security gain	$475,344,833

The difference between book-basis and tax-basis unrealized gains is attributable to the tax treatment of certain securities, futures and wash sales.

Permanent items identified during the fiscal year ended October 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$20,254	$(20,254)

The permanent differences are attributable to the tax treatment of certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2017 were as follows:

Purchases	Sales
$4,473,602,222	$4,872,497,912

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2017.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended October 31, 2017, the Fund engaged in cross-trades purchases of $33,617,038 and sales of $5,305,852 which resulted in net realized gains of $148,246.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended October 31, 2017 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Notes to Financial Statements (continued)

As of October 31, 2017, the Fund had futures contracts with unrealized appreciation of $869,718. Amounts of $4,515,753 and $1,391,100 are included in the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 255.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$32,266,556	$–	$32,266,556
Total	$32,266,556	$–	$32,266,556

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$32,266,556	$–	$–	$–	$32,266,556
Total	$32,266,556	$–	$–	$–	$32,266,556

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2017.

8.	DIRECTORS’ REMUNERATION

The Fund’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each Fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

Notes to Financial Statements (continued)

9.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

Effective August 28, 2017, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

Prior to August 28, 2017, the Funds and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility based on the same terms as described above.

During the fiscal year ended October 31, 2017, the Fund did not utilize the Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to certain limitations and conditions.

During the fiscal year ended October 31, 2017, the Fund participated as a lender in the Interfund Lending Program. The average amount loaned and interest rate were $11,741,026 and 0.80%, respectively. The Fund earned interest of $1,238, which is included in the Statement of Operations. There were no interfund loans outstanding as of October 31, 2017.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculates the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks and dividend paying companies. The value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Different types of stocks may shift in and out of favor over time depending on market and economic conditions, as well as investor sentiment. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. The performance of dividend paying

Notes to Financial Statements (continued)

companies may lag the performance of other companies or the broader market as a whole. There is no guarantee that companies that currently pay dividends will continue to do so. Due to its investments in multinational companies, foreign companies and ADRs, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

		Year Ended October 31, 2017		Year Ended October 31, 2016
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	28,130,386	$443,882,943	17,455,820	$271,558,774
Converted from Class B*	955,904	15,249,418	531,000	8,370,850
Reinvestment of distributions	25,204,079	386,046,084	21,773,009	330,118,550
Shares reacquired	(63,059,844)	(997,676,209)	(38,874,925)	(605,318,739)
Increase (decrease)	(8,769,475)	$(152,497,764)	884,904	$4,729,435

Class B Shares
Shares sold	206,777	$3,234,854	201,767	$3,153,351
Reinvestment of distributions	86,018	1,312,626	83,537	1,271,873
Shares reacquired	(561,821)	(8,845,224)	(507,225)	(7,927,491)
Converted to Class A*	(948,019)	(15,249,418)	(526,920)	(8,370,850)
Decrease	(1,217,045)	$(19,547,162)	(748,841)	$(11,873,117)

Class C Shares
Shares sold	4,165,606	$65,365,809	3,087,310	$47,891,018
Reinvestment of distributions	1,342,735	20,472,726	1,211,545	18,331,288
Shares reacquired	(10,835,408)	(171,998,057)	(4,646,842)	(72,430,261)
Decrease	(5,327,067)	$(86,159,522)	(347,987)	$(6,207,955)

Class F Shares
Shares sold	19,920,706	$316,836,180	10,476,484	$163,867,353
Reinvestment of distributions	1,017,758	15,733,095	776,165	11,792,474
Shares reacquired	(11,662,460)	(189,023,161)	(3,202,170)	(49,908,780)
Increase	9,276,004	$143,546,114	8,050,479	$125,751,047

Class F3 Shares(a)
Shares sold	5,521,355	$92,000,867	–	$–
Reinvestment of distributions	207	3,401	–	–
Shares reacquired	(108,824)	(1,820,424)	–	–
Increase	5,412,738	$90,183,844	–	$–

Class I Shares
Shares sold	745,629	$11,839,773	414,485	$6,451,342
Reinvestment of distributions	569,117	8,724,953	516,875	7,870,197
Shares reacquired	(6,370,257)	(101,715,551)	(5,305,236)	(84,295,251)
Decrease	(5,055,511)	$(81,150,825)	(4,373,876)	$(69,973,712)

Notes to Financial Statements (concluded)

		Year Ended October 31, 2017		Year Ended October 31, 2016
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	89,813	$1,407,673	69,547	$1,078,808
Reinvestment of distributions	97,143	1,484,123	85,163	1,289,318
Shares reacquired	(450,487)	(7,163,030)	(244,448)	(3,831,208)
Decrease	(263,531)	$(4,271,234)	(89,738)	$(1,463,082)

Class R2 Shares
Shares sold	79,179	$1,266,590	27,967	$432,354
Reinvestment of distributions	2,249	34,655	1,794	27,213
Shares reacquired	(8,175)	(129,604)	(5,167)	(80,052)
Increase	73,253	$1,171,641	24,594	$379,515

Class R3 Shares
Shares sold	1,939,525	$30,271,043	1,667,480	$25,866,741
Reinvestment of distributions	255,629	3,900,871	226,534	3,427,335
Shares reacquired	(2,904,635)	(45,492,740)	(2,300,159)	(35,655,758)
Decrease	(709,481)	$(11,320,826)	(406,145)	$(6,361,682)

Class R4 Shares
Shares sold	340,310	$5,467,421	116,749	$1,850,031
Reinvestment of distributions	1,496	24,170	356	5,567
Shares reacquired	(29,185)	(473,577)	(5,035)	(79,653)
Increase	312,621	$5,018,014	112,070	$1,775,945

Class R5 Shares
Shares sold	313	$4,979	250	$3,967
Reinvestment of distributions	62	950	49	742
Shares reacquired	(7)	(113)	(6)	(95)
Increase	368	$5,816	293	$4,614

Class R6 Shares
Shares sold	2,122,719	$34,478,270	1,353,986	$21,817,170
Reinvestment of distributions	3,412	56,181	256	3,994
Shares reacquired	(703,230)	(11,217,874)	(671,306)	(10,695,933)
Increase	1,422,901	$23,316,577	682,936	$11,125,231

Class T Shares(b)
Shares sold	616	$10,000	–	$–
Reinvestment of distributions	4	58	–	–
Increase	620	$10,058	–	$–

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Commenced on April 4, 2017
(b)	Commenced on July 28, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Lord Abbett Affiliated Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Affiliated Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 21, 2017

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (1997 – 2012); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Blyth, Inc., a home products company (2004 – 2015).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2013	Partner and Director, joined Lord Abbett in 1997.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007 – 2015).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

58% of the ordinary income distributions paid by the Fund during fiscal year ended October 31, 2017 is qualified dividend income. For corporate shareholders, 55% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Of the distribution paid during the fiscal year ended October 31, 2017, $34,290,326 and $297,562,025, respectively, represent short-term and long-term capital gains.

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Affiliated Fund, Inc.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.		LAA-2 (12/17)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2017 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Robert B. Calhoun, Evelyn E. Guernsey, and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2017 and 2016 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2017	2016
Audit Fees {a}	$55,600	$57,300
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	55,600	57,300

Tax Fees {b}	7,940	7,910
All Other Fees	- 0 -	- 0 -

Total Fees	$63,540	$65,210

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2017 and 2016 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2017 and 2016 were:

	Fiscal year ended:
	2017	2016
All Other Fees {a}	$201,416	$195,230

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2017 and 2016 were:

	Fiscal year ended:
	2017	2016
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

lord abbett affiliated fund, inc.

By:	/s/Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: December 21, 2017

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: December 21, 2017

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: December 21, 2017